UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2022

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 30, 2022, Global Partners LP (the “Partnership”), as guarantor, and certain of its subsidiaries, as borrowers, entered into the Seventh Amendment to Third Amended and Restated Credit Agreement (the “Seventh Amendment”), which further amends the Third Amended and Restated Credit Agreement dated April 25, 2017 (as amended, the “Credit Agreement”). The Seventh Amendment amends certain terms and provisions of the Credit Agreement to provide for, among other things, (i) an increase of $200.0 million in the Aggregate WC Commitments and a simultaneous reduction in the WC Interim Commitments to $0 such that the total Aggregate Commitments under the Credit Agreement remain at $1.55 billion; (ii) a refresh of the accordion feature under Section 2.13 (Increase in Commitments) of the Credit Agreement to permit the Borrowers to request increases of up to $300.0 million in the Aggregate WC Commitments, the Aggregate WC Interim Commitments and/or the Aggregate Revolving Commitments pursuant to the terms thereof; and (iii) a replacement of the Cost of Funds pricing option with a Daily SOFR pricing option. After giving effect to such increase in the Aggregate WC Commitments, the Aggregate WC Commitments will be $1.1 billion. Capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Credit Agreement.

The foregoing description of the Seventh Agreement does not purport to be complete and is qualified in its entirety by reference to the Seventh Agreement. A copy of the Seventh Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended by the Partnership’s Current Report on Form 8-K filed on March 15, 2022.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Seventh Amendment under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
10.1	Seventh Amendment to Third Amended and Restated Credit Agreement, dated March 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: April 5, 2022	By:	/s/ Sean T. Geary
Sean T. Geary
Chief Legal Officer and Secretary